UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

TOURMALINE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40384	83-2377352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 West 24th Street, Suite 702 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 481-9832

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRML	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 19, 2023, Tourmaline Bio, Inc. (the “Company”), a Delaware corporation formerly known as Talaris Therapeutics, Inc. (“Talaris”), completed its previously announced merger transaction in accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of June 22, 2023, by and among the Company, Tourmaline Sub, Inc. (formerly known as Tourmaline Bio, Inc., “Legacy Tourmaline”) and Terrain Merger Sub, Inc., a direct wholly owned subsidiary of Talaris (“Merger Sub”), pursuant to which Merger Sub merged with and into Legacy Tourmaline, with Legacy Tourmaline surviving as a direct wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). As a result of the Merger, (i) Legacy Tourmaline changed its name from “Tourmaline Bio, Inc.” to “Tourmaline Sub, Inc.”, and (ii) Talaris changed its name from “Talaris Therapeutics, Inc.” to “Tourmaline Bio, Inc.” Following the completion of the Merger, the business conducted by the Company became primarily the business conducted by Legacy Tourmaline.

On November 14, 2023, the Company filed its quarterly report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”). The Form 10-Q includes the unaudited interim financial statements of Talaris as of and for the period ended September 30, 2023 because the Merger was consummated after the period covered by the Form 10-Q. Accordingly, the Company is filing this Current Report on Form 8-K to include the unaudited interim financial statements of Legacy Tourmaline as of and for the period ended September 30, 2023 and the notes related thereto (the “Legacy Tourmaline Interim Financial Statements”). The Legacy Tourmaline Interim Financial Statements are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited interim financial statements of Tourmaline Sub, Inc. (formerly Tourmaline Bio, Inc.) as of and for the period ended September 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOURMALINE BIO, INC.

Date: November 14, 2023	By:	/s/ Ryan Robinson
	Name:	Ryan Robinson
	Title:	Interim Chief Financial Officer, Vice President, Finance and Controller